SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 29, 2004
                           IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)

                ------------------------------------------------




         OHIO                       File No. 1-5964             23-0334400
    ---------------                ------------------         ---------------
     (State or other               (Commission File           (IRS Employer
     jurisdiction of                  Number)                 Identification
     incorporation)                                                Number)


              P.O. Box 834, Valley Forge, Pennsylvania       19482
              ----------------------------------------       -----


       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure
          -----------------------------------------

         On July 29, 2004, IKON Office Solutions, Inc. (the "Company" or "IKON") issued a press release announcing its completion of a $200 million senior secured revolving credit facility. Financial covenants of the credit facility are consistent with IKON's long-term financial objectives for share repurchases, dividends, and other investment opportunities. A copy of this press release is furnished as exhibit 99.1 with this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

c. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

         99.1     Press Release dated July 29, 2004.

Item 12.  Results of Operation and Financial Condition
          --------------------------------------------

         On July 29, 2004, IKON also announced its consolidated financial results for the third quarter of fiscal year 2004 in the press release furnished hereto as exhibit 99.1.

Additional information regarding the third quarter results and the Company's outlook for the next quarter and Fiscal 2004 will be discussed on a conference call hosted by IKON at 10:00 a.m. EST on Thursday, July 29, 2004. Please call
(719) 867-0640 to participate. The live audio broadcast of the call, with slides, can be accessed on IKON's Investor Relations homepage. A complete replay of the conference call will also be available on IKON's Investor Relations homepage approximately two hours after the call ends through the next quarterly reporting period. To listen, please go to www.ikon.com and click on Investor Relations. Beginning at 1:00 p.m. EST on July 29, 2004 and ending at midnight EST on August 1, 2004, a complete replay of the conference call can also be accessed via telephone by calling (719) 457-0820 and using the access code 207825.

This report includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to our expected fourth quarter and full fiscal 2004 results and the ability to execute long-term strategic initiatives, growth and operational efficiency. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; the implementation, timing and cost of the e-IKON initiative; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in IKON's 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           IKON OFFICE SOLUTIONS, INC.




                                           By: /s/ William S. Urkiel
                                               ----------------------
                                                   William S. Urkiel
                                                   Senior Vice President and
                                                   Chief Financial Officer



Dated:  July 29, 2004